UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2010

MERCER INTERNATIONAL INC.
 (Exact name of registrant as specified in its charter)

Washington	000-51826	47-0956945
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 2840, 650 West Georgia Street, Vancouver, British Columbia, Canada	V6B 4N8
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 684-1099

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.
On November 2, 2010, Mercer International Inc. (“Mercer”) issued a press release announcing that it has commenced a cash tender offer (the “Tender Offer”) for any and all of its outstanding 9.25% Senior Notes due 2013 (the “Old Notes”).
In connection with the Tender Offer, Mercer is soliciting consents to certain proposed amendments to the indenture governing the Old Notes (the “Indenture”) to, among other things, eliminate substantially all of the restrictive covenants and certain events of default.
The Tender Offer is subject to the satisfaction or waiver of certain conditions, including, among other things, receipt of the requisite number of consents to the proposed amendments to the Indenture and consummation of the Offering (defined below). The press release announcing the Tender Offer is filed herewith as Exhibit 99.1.
This report does not constitute an offer to purchase, a solicitation of an offer to purchase, or a solicitation of an offer to sell securities with respect to the Old Notes that are the subject of the Tender Offer. The Tender Offer may only be made pursuant to the terms of the Offer to Purchase dated November 2, 2010 and the related Letter of Transmittal.
On November 2, 2010, Mercer issued a press release announcing that it plans to offer $300 million aggregate principal amount of senior notes in a private offering to “qualified institutional buyers”, as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and non-U.S. persons outside the United States under Regulation S under the Securities Act (the “Offering”). The press release announcing the Offering is filed herewith as Exhibit 99.2.
This report does not constitute an offer to sell, or the solicitation of an offer to purchase, securities. Any offers of the securities will be made only by means of a private offering memorandum. The securities have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Press Release dated November 2, 2010 relating to the launch of a tender offer by Mercer International Inc.

99.2	Press Release dated November 2, 2010 relating to a private offering of senior notes by Mercer International Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.
/s/ David Gandossi
David M. Gandossi
Chief Financial Officer

Date: November 2, 2010

MERCER INTERNATIONAL INC.
FORM 8-K
EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated November 2, 2010 relating to the launch of a tender offer by Mercer International Inc.

99.2	Press release dated November 2, 2010 relating to a private offering of senior notes by Mercer International Inc.